UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, FOR Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EverQuote, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! EVERQUOTE, INC. 2026 Annual Meeting June 4, 2026 10:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/EVER2026 EVERQUOTE, INC. 141 PORTLAND STREET CAMBRIDGE, MA 02139 V89830-P42949 You invested in EVERQUOTE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and Vote on June 4, 2026 10:00 AM EDT vote without entering a Visit www.virtualshareholdermeeting.com/EVER2026 control number Vote in Advance of the Meeting Vote by June 3, 2026 11:59 PM ET. Visit www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) David Blundin 05) George Neble For 02) Sanju Bansal 06) John Shields 03) Paul Deninger 07) Mira Wilczek 04) Jayme Mendal 2. To approve an amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law For provisions regarding officer exculpation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for For the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V89831-P42949